CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

EXHIBIT 10.24

PAYMENT DATE EXTENSION AMENDMENT

Ikaria Development Subsidiary One LLC, a Delaware limited liability company having a principal place of business at 6 State Route 173, Clinton, NJ 08809, USA (“Ikaria”), BioLineRx Ltd., a corporation organized and existing under the laws of the State of Israel and having a principal place of business at 19 Hartum Street, P.O. Box 45158, Jerusalem 91450, Israel (“BioLineRx Ltd.”), and BioLine Innovations Jerusalem L.P., a limited partnership organized and existing under the laws of the State of Israel and having a principal place of business at 19 Hartum Street, P.O. Box 45158, Jerusalem 91450, Israel (“BioLine Innovations”; together with BioLineRx Ltd., “BioLineRx”) are party to an Amended and Restated License and Commercialization Agreement dated as of the 26th day of August, 2009 (the “Agreement”). Any defined terms used herein shall have them meaning ascribed thereto in the Agreement.

Pursuant to Section 4.1(a) the Agreement, Ikaria is required to make a milestone payment to BioLineRx of USD $10,000,000 upon the Successful Completion of the On-Going Phase I/II Trial (the “Second Milestone Payment”) on or before [***]. BioLine and Ikaria are currently in discussions to determine whether Ikaria is required to withhold United States federal income taxes from the Second Milestone Payment. In order to enable the parties to complete those discussions, Ikaria and BioLine hereby agree that the due date for the Second Milestone Payment is hereby extended to [***].

Sections 10.2 (“Governing Law”) and 10.3 (“Submission to Jurisdiction”) of the Agreement are hereby incorporated herein by reference.

Acknowledged, Agreed, and Confirmed

/s/ Daniel Tassé	/s/ Kinneret Savitsky
Daniel Tassé	Kinneret Savitsky,
Chief Executive Officer Ikaria Development Subsidiary One LLC	Chief Executive Officer On behalf of, and as authorized representative of, both BioLineRx Ltd. and BioLine Innovations Jerusalem L.P.

[***] Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.